Exhibit 10.3

ZYNGA INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Zynga Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”).

Participant:

Social Security Number:

Address:

Total Option Shares:

Exercise Price Per Share:	$

Date of Grant:

Vesting Start Date:

Expiration Date:
(unless earlier terminated under Section 5.6 of the Plan)

Classification of Optionee	[ ] Employee

[ ] Non-Employee

Type of Stock Option:
Grant Number:

1. Grant of Option. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of shares of Class A Common Stock, $0.00005 par value, of the Company set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Exercise Period.

2.1 Exercise Period of Option. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become vested and exercisable with respect to 25% of the Shares on the first anniversary of the Vesting Start Date set forth on the first page of this Agreement and 1/48th monthly thereafter until the Shares are vested with respect to 100% of the

Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested for the full remainder of the Shares. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant’s Termination Date.

2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are “Vested Shares”. Shares that are not vested pursuant to the schedule set forth in Section 2.1 are “Unvested Shares”.

2.3 Definitions.

(a) “Cause” means Termination because of:

(i) any willful, material violation by Participant of any law or regulation applicable to the business of the Company, Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by Participant of a common law fraud;

(ii) Participant’s commission of an act of personal dishonesty that involves personal profit in connection with the Company or any other entity having a business relationship with the Company;

(iii) any material breach by Participant of any provision of any agreement or understanding between the Company and Participant regarding the terms of Participant’s service as an employee, officer, director or consultant to the Company, including without limitation, the willful and continued failure or refusal of Participant to perform the material duties required of Participant as an employee, officer, director or consultant of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and Participant;

(iv) Participant’s disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company; or

(v) any other misconduct by Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company.

No act or failure to act by the Participant shall be considered “willful” if done or omitted by the Participant in good faith with reasonable belief that such action or omission was in the best interests of the Company. All references to the Company in this definition of “Cause” shall include parent, subsidiary, affiliate and successor entities of the Company.

2.4 Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3. Termination.

3.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three months after the Termination Date, but in any event no later than the Expiration Date.

3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three months of Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than 12 months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) 12 months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3 Termination for Cause. If the Participant is terminated for Cause, Participant’s Options expire immediately upon such Termination.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

4. Manner of Exercise.

4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company’s Class A Common Stock that (i) either (A) have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(c) by waiver of compensation due or accrued to Participant for services rendered;

(d) provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a Company-designated broker-dealer that is a member of the Financial Industry Regulatory Authority (a “Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and a Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the Dealer in the amount of the total Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

(e) any other form of consideration approved by the Committee; or

(f) by any combination of the foregoing.

4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, and (ii) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

6. Compliance with Laws and Regulations. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Class A Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Participant only by Participant or in the event of Participant’s incapacity, by Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

8. Company’s Right of First Refusal. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

9. Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

9.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

9.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

9.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than 12 months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one year or two year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b) Nonqualified Stock Options. If the Shares are held for more than 12 months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c) Withholding. The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

10. Privileges of Stock Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

12. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

13. Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person or by email; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

All notices for delivery outside the United States will be sent by facsimile or e-mail with confirmation of receipt, or by express courier. All notices not delivered personally or by facsimile or e-mail will be sent with postage and/or other charges prepaid and properly addressed to the Company at: 444 De Haro Street, Suite 132, San Francisco, CA 94107, 415-503-0222, or stockadmin@zynga.com and to the Participant at the address, facsimile number or email address set forth below the Participant’s signature line of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: Stock Plan Administrator”.

14. Successors and Assigns. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

16. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

17. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

18. Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

20. Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto.

If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

21. Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

ZYNGA INC.	PARTICIPANT

By:
Signature
Reginald D. Davis
(Please print name)
Secretary, General Counsel
444 De Haro Street, Suite 132	Address:
San Francisco, CA 94107
Fax:
Email:

EXHIBIT A

FORM OF STOCK OPTION EXERCISE AGREEMENT

ZYNGA INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of                     ,          (the “Effective Date”) by and between Zynga Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”).

Purchaser:

Social Security Number:

Address:

Total Number of Shares:

Exercise Price Per Share:

Date of Grant:

First Vesting Date:

Expiration Date:

(Unless earlier terminated under Section 5.6 of the Plan)

Type of Stock Option
(Check one):	☐ Incentive Stock Option
☐ Nonqualified Stock Option

1. Exercise of Option.

1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Class B Common Stock, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

Purchaser desires to take title to the Shares as follows:

☐	Individual, as separate property

☐	Husband and wife, as community property

☐	Joint Tenants

☐	Other; please specify: ____________________________________________

To assign the Shares to a trust, a stock transfer agreement in the form attached hereto as Exhibit 4 (the “Stock Transfer Agreement”) must be completed and executed.

To assign the Shares to a trust, a stock transfer agreement in the form agreeable to the company must be completed or executed.

1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

☐	in cash (by check) in the amount of $ , receipt of which is acknowledged by the Company;

☐	by cancellation of indebtedness of the Company owed to Purchaser in the amount of $ ;

☐	by delivery of fully-paid, nonassessable and vested shares of the Class B Common Stock of the Company owned by Purchaser for at least six months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $ per share;

☐	by the waiver hereby of compensation due or accrued for services rendered in the amount of $ .

2. Delivery.

2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both

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executed by Purchaser (and Purchaser’s spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 3 and (v) the fully executed Stock Transfer Agreement in the form attached hereto as Exhibit 4 (if applicable).

2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 to secure payment of Purchaser’s obligation to the Company under the promissory note and until expiration or termination of the Company’s Repurchase Option and Right of First Refusal described in Sections 8, 9 and 10.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.4 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

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4. Compliance with Securities Laws.

4.1 Compliance with U.S. Federal Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

4.2 Compliance with California Securities Laws. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE “REGULATIONS”). ANY PROVISION OF THIS EXERCISE AGREEMENT THAT IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5. Restricted Securities.

5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six months, and in certain cases one year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

6. Restrictions on Transfers.

6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

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(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

(d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option or the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.

6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

7. Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

8. Company’s Right of First Refusal. Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares (as defined in Section 2.2 of the Stock Option Agreement) to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

8.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company (A) a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered

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Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement and (B) a fully executed copy of the stock transfer agreement between the Holder and the Proposed Transferee.

8.2 Exercise of Right of First Refusal. At any time within 30 days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

8.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

8.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within 60 days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

8.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within 120 days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such 120 day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

8.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such

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transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.

8.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Class B Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Class B Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

8.8 Encumbrances on Vested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement).

9. Rights as a Shareholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

10. Escrow. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of

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this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

11. Restrictive Legends and Stop-Transfer Orders.

11.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND POTENTIAL FORFEITURE AS SET FORTH IN ISSUER’S BYLAWS AND CERTAIN AGREEMENTS, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENTS, AMONG OTHER RESTRICTIONS, THESE SHARES MAY NOT BE SOLD OR TRADED AT ANY TIME DURING THE PERIOD BEGINNING ON THE DATE OF ISSUANCE OF SUCH SHARES AND ENDING ON THE LATER OF (i) 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF OR (ii) THE DATE ON WHICH THE MARKET STAND-OFF AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER REFERRED TO ABOVE TERMINATES. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF SUCH SHARES.

11.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

12. Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER

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DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN 30 DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

12.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

12.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

12.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than 12 months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one year or two year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.

(b) Nonqualified Stock Options. If the Shares are held for more than 12 months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

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(c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

13. Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Class B Common Stock may be listed or quoted at the time of such issuance or transfer.

14. Successors and Assigns. The Company may assign any of its rights and obligations under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

15. Governing Law. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

16. Notices.

Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person or by email; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

All notices for delivery outside the United States will be sent by facsimile or e-mail with confirmation of receipt, or by express courier. All notices not delivered personally or by facsimile or e-mail will be sent with postage and/or other charges prepaid and properly addressed to the Company at: 699 Eighth Street, San Francisco, CA 94103, facsimile (415) 503-0222, stockadmin@zynga.com and to the Participant at the address, facsimile number or email address set forth below the Participant’s signature line of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: Stock Plan Administrator”.

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18. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

19. Titles and Headings. The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Exercise Agreement.

20. Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

21. Counterparts. This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

22. Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

23. Facsimile Signatures. This Exercise Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

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24. Compliance with Employee Invention Assignment and Confidentiality Agreement. Purchaser acknowledges and agrees that any breach by Purchaser of the Employee Invention Assignment and Confidentiality between Purchaser and the Company (or any predecessor-in-interest, including, but not limited to Presidio Media Inc.) may result in Purchaser’s personal liability for damages to the Company and that the Company may, or may not, accept the Shares as compensation for damages caused by such breach.

IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

ZYNGA INC.	PURCHASER

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

Address:	Address:

Email Address:

[Signature page to Stock Option Exercise Agreement]

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LIST OF EXHIBITS

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:	Spouse Consent

Exhibit 3:	Copy of Purchaser’s Check

Exhibit 4:	Stock Transfer Agreement

EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Stock Power and Assignment

Separate from Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of             ,         , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                     ,              shares of the Class B Common Stock of Zynga Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).              delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:             ,

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Repurchase Option” and “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                      (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the “Agreement”). In consideration of the Company granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

☐ Check this box if you do not have a spouse.

EXHIBIT 3

COPY OF PURCHASER’S CHECK

EXHIBIT 4

STOCK TRANSFER AGREEMENT

2

STOCK TRANSFER AGREEMENT

(without consideration)

This Stock Transfer Agreement (this “Agreement”) is made and entered into as of             , 200_ (the “Effective Date”), by and among              (the “Transferee”),              (the “Transferor”) and Zynga Inc., a Delaware corporation (the “Company”).

A. Transferor is the holder of                      shares of the Class B Common Stock of the Company (the “Shares”), which are represented by stock certificate number CA-        . The Shares were originally issued to Transferor pursuant to a certain Stock Option Exercise Agreement dated             , 20__, by and between the Company and the Transferor, as amended (the “Acquisition Agreement”).

B. In accordance with the terms of the Acquisition Agreement, Transferor desires to transfer a portion of such shares to Transferee as a gift and for no additional consideration, as indicated below.

Now, therefore, the parties hereby agree as follows.

1. TRANSFER OF SHARES. On the Effective Date and subject to the terms and conditions of this Agreement, Transferor hereby transfers to Transferee as a gift and for no additional consideration, and Transferee hereby acquires from Transferor an aggregate of                      (            ) vested shares of the Company’s Class B Common Stock (the “Shares”). As used in this Agreement, “Shares” shall include all the Shares transferred under this Agreement and all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares and (c) as substitution for the Shares in a recapitalization, merger, reorganization or the like. The Company hereby consents to such transfer, it being expressly understood that such rights shall continue to be applicable to other proposed transfers of the Shares hereafter.

2. CLOSING.

2.1 Deliveries by Transferor. Transferor hereby delivers to the Company (a) any share certificates representing the Shares, if in Transferor possession, or otherwise authorizes Company to remove any such share certificates from escrow for cancellation and reissuance; (b) a Stock Power and Assignment Separate from Stock Certificate, in substantially the form attached hereto as Exhibit A (a “Stock Power”) and (c) an executed copy of this Agreement.

2.2 Deliveries by Transferee. Transferee hereby delivers to the Company (a) an executed copy of this Agreement, (b) if Transferee is married, a Consent of Spouse in the form of Exhibit B attached hereto, if any, duly executed by Transferee’s spouse and (d) if applicable, the blank Stock Power required by Section 5 below, executed by Transferee and Transferee’s spouse.

2.3 Deliveries of Stock Certificate. Transferor hereby instructs the Company to: (a) cancel any stock certificate issued to Transferor’s representing the Shares; (b) issue a duly executed stock certificate evidencing the Shares in Transferee’s name; and (c) issue a duly

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executed stock certificate evidencing the number of shares remaining after the transfer to Transferee, if any, in Transferor’s name. All newly issued stock certificates will be held in escrow by the Company pursuant to Section 5 below.

3. REPRESENTATIONS AND WARRANTIES OF TRANSFEREE. Transferee represents and warrants to Transferor and the Company as follows.

3.1 Purchase for Own Account for Investment. Transferee is acquiring the Shares for Transferee’s own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”). Transferee has no present intention of selling or otherwise disposing of all or any portion of the Shares and, upon transfer of the Shares to Transferee, no one other than Transferee will have any beneficial ownership of any of the Shares.

3.2 Compliance with Securities Laws. Transferee understands and acknowledges that, in reliance upon the representations and warranties made by Transferee herein, the Shares are not being registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act or being qualified under any other applicable securities laws, but instead, based upon a representation by Transferee that no value or consideration is being given by Transferee to Transferor for the Shares, the Shares are being transferred under an exemption or exemptions from the registration and qualification requirements of the 1933 Act or other applicable securities laws. Such securities laws impose certain restrictions on Transferee’s ability to transfer the Shares.

3.3 Securities Law Restrictions on Transfer. Transferee understands that Transferee may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under other applicable securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Transferee understands that only the Company may file a registration statement with the SEC or other applicable securities laws and the Company is under no obligation to do so with respect to the Shares. Transferee has also been advised that exemptions from registration and qualification may not be available or may not permit Transferee to transfer all or any of the Shares in the amounts or at the times proposed by Transferee.

3.4 Restrictions on Transfer and Ownership of Capital Stock of the Company. Until the occurrence of a Liquidity Event (as defined below), unless otherwise permitted pursuant to the terms of a written agreement between the Company and any such transferring stockholder or its permitted assigns, no share of capital stock of the Company acquired subsequent to November 10, 2010 may be Transferred (as defined below) by the acquirer thereof without the written consent of the Company.

For purposes of this Section 3.4, the following terms shall have the meanings ascribed to them as set forth below:

“Liquidity Event” means the first to occur of (i) an IPO (as defined below) or (ii) a Change of Control (as defined below).

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“Transferred,” as it relates to the capital stock of the Company, means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such capital stock or any legal or beneficial interest in such capital stock, whether or not for value and whether voluntary or involuntary or by operation of law.

“IPO” means an underwritten public offering by the Company of its securities that is registered pursuant to the U.S. Securities Act of 1933, as amended.

“Change of Control” means (i) (a) a dissolution or liquidation of the Company or (b) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an Acquiring Shareholder (as defined below)) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least fifty percent (50%) of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Shareholder; or (ii) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s shareholders.

“Acquiring Shareholder” means a shareholder or shareholders of the company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Company in such combination transaction.

3.5 Rule 144. In addition, Transferee has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, may not be presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of SEC Rule 144), before they may be resold under SEC Rule 144. Under certain circumstances where the Transferor is not an “affiliate” as defined under the 1933 Act, the holding period of the Transferor will carry over to the Transferee.

4. REPRESENTATIONS AND WARRANTIES OF TRANSFEROR. Transferor represents and warrants to the Company and Transferee as follows.

4.1 Transfer for Own Account. Transferor is transferring the Shares not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the 1933 Act. No cash, property or other consideration will be paid or given for the Shares by Transferee to Transferor or to the Company.

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4.2 Title to Shares. Immediately prior to the Effective Date, Transferor had valid marketable title to the Shares to be transferred under this Agreement, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to any Agreement or other document described in Section 5 below.

4.3 Consents. All consents, approvals, authorizations and orders required for the execution and delivery of this Agreement and the transfer of the Shares under this Agreement have been obtained and are in full force and effect.

4.4 Authority. Transferor has full legal right, power and authority to enter into and perform its obligations under this Agreement and to transfer the Shares under this Agreement. Transferor, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be.

5. COMPLIANCE WITH ACQUISITION AGREEMENT.

5.1 Terms Continue to Apply. Transferee agrees to be bound by the terms and conditions of the Acquisition Agreement in the same manner as Transferor is bound, a copy of which is attached hereto as Exhibit D. Transferee expressly agrees to comply with such sections of the Acquisition Agreement and that the Shares shall be subject to the transfer restrictions contained therein to the same extent the Shares would be if retained by Transferor. Subject to the terms and conditions of this Agreement, Transferee will have all of the rights of a shareholder of the Company with respect to the Shares until such time as Transferee disposes of the Shares and/or the Company and/or its assignee(s) exercise(s) any rights pursuant thereto.

5.2 Escrow. As security for Transferee’s faithful performance of the Acquisition Agreement, Transferee and Transferee’s Spouse, if any, have executed the Stock Power attached hereto and marked Exhibit C which has been executed and blank (with the date and number of shares left blank). Immediately upon receipt of the stock certificate evidencing the Shares, Transferee will deliver such certificate to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of the Acquisition Agreement. Transferee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement or the Acquisition Agreement. The Shares will be released from escrow upon termination of the restrictions upon transfer set forth in the Acquisition Agreement.

6. COMPLIANCE WITH LAWS AND REGULATIONS. The sale and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Transferee with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

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7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

7.1 Legends. Transferee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement affecting the Shares between Transferor and the Company, including but not limited to the Acquisition Agreement, or between Transferor and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND POTENTIAL FORFEITURE AS SET FORTH IN ISSUER’S BYLAWS AND CERTAIN AGREEMENTS, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF THE BYLAWS AND SUCH AGREEMENTS, AMONG OTHER RESTRICTIONS, THESE SHARES MAY NOT BE SOLD OR TRADED AT ANY TIME PRIOR TO AN INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER OR A CHANGE IN CONTROL OF THE ISSUER.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHT OF FIRST REFUSAL AND/OR RIGHT OF REPURCHASE HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RIGHT OF FIRST REFUSAL AND/OR RIGHT OF REPURCHASE HELD BY THE ISSUER ARE BINDING ON THE TRANSFEREES OF THESE SHARES.

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7.2 Stop-Transfer Instructions. Transferee agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other purchaser to whom such Shares have been so transferred.

8. CLOSING.

GENERAL PROVISIONS.

8.1 Successors and Assigns; Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

8.2 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

8.3 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of delivery, if delivery is in person or by email or facsimile, with confirmation of receipt; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally or by email or facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement or at such other address as such other party may designate by one of the indicated means of notice herein to the other party hereto. A “business day” shall be a day, other than Saturday or Sunday, when the banks in the city of San Francisco are open for business.

8.4 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

8.5 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

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8.6 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

8.7 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

8.8 Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

8.9 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Stock Transfer Agreement to be executed by its duly authorized representative and Transferor and Transferee have each executed this Agreement, as of the Effective Date.

TRANSFEROR: [__________]	TRANSFEREE: [__________]

By:	By:

Its:	Address:

Address:

COMPANY: Zynga Inc.

By:

Its:

Address:

Attachments:

Exhibit A – Transferor’s Stock Power

Exhibit B – Consent of Spouse

Exhibit C – Transferee’s Stock Power

Exhibit D – Acquisition Agreement

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EXHIBIT A

TRANSFEROR’S STOCK POWER

AND ASSIGNMENT SEPARATE FROM CERTIFICATE

Transferor’s Stock Power and Assignment

Separate from Stock Certificate

Pursuant to that certain Stock Transfer Agreement dated as of                  , 200_ (the “Agreement”), the undersigned Transferor hereby assigns and transfers, as a gift and for no additional consideration, unto             , as transferee,                  (            ) shares of the Class B Common Stock of Zynga Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No. CA-             delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated:

(Transferor’s Signature)

(Please Print Transferor’s Name)

Instruction: Please fill in the blanks above and sign this Stock Power. This Stock Power will be used to transfer the Shares from Transferor to Transferee.

EXHIBIT B

CONSENT OF SPOUSE

CONSENT OF SPOUSE

The undersigned spouse of              (the “Transferee”) has read, understands and hereby approves all the terms and conditions of the Stock Transfer Agreement dated                      , 200_ (the “Agreement”), by and between Transferee,              (the “Transferor”) and Zynga Inc., a Delaware corporation (the “Company”), pursuant to which Transferee has acquired                      (            ) shares of the Company’s Class B Common Stock (the “Shares”).

In consideration of the Company consenting to the transfer, and Transferor transferring the Shares to my spouse under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

I hereby appoint Transferee as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement.

Dated:

Signature of Spouse [Sign Here]

Name of Spouse [Please Print]

❒ Check this box if you do not have a spouse.

EXHIBIT C

TRANSFEREE’S STOCK POWER

AND ASSIGNMENT SEPARATE FROM CERTIFICATE

Stock Power and Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Transfer Agreement dated as of             ,         , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                         , as transferee,                                      (            ) shares of the Class B Common Stock of Zynga Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).             delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company, any third party and/or their assignee(s) to acquire the shares upon exercise of their rights under the Acquisition Agreement, as set forth in the Agreement, without requiring additional signatures on the part of the Transferee or Transferee’s Spouse.

EXHIBIT D

COPY OF ACQUISITION AGREEMENT